Telestone Technologies Corporation

NASDAQ GM: TSTC

www.telestone.com


东方信联

Investor Presentation February, 2010

Safe Harbor Statement






Information in this presentation may contain statements about future expectations, plans, prospects or performance of Telestone Technologies Corporation (“Telestone”) that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. Telestone cautions you that any forward-looking information provided by or on behalf of Telestone is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made. Telestone does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Investment Highlights






- A leader in wireless access network solutions for the wireless telecom industry in China:
  - Access solution innovation
  - Equipment R&D and manufacturing
  - Project engineering and services
- Only provider of comprehensive solutions with a nationwide presence and rapid international expansion
- Strategically positioned to benefit from ongoing transition from 2G to 3G technologies – $70B earmarked by the Big 3 carriers from 2009 to 2011
- New WFDS technology becoming industry standard
- On pace to meet 2009 guidance of $70 million in revenues
- Historical gross and net margins of 50% and 20% respectively





Select Financials



NASDAQ Symbol	TSTC
Fiscal Year	December 31
Last-Traded Price (2/2/10)	$14.36
Shares Outstanding	10.4 M
Market Capitalization	$149 M
Management Ownership	38.8%
Revenue 2008	$35.3 M
Net Income 2008	$7.0 M
Earnings per share 2008	$0.67
Revenue - 9 Months Ended September 30, 2009	$38.9 M ▲ 86.1%
Income - 9 Months Ended September 30, 2009	$7.4 M ▲ 96.8%
EPS - 9 Months Ended September 30, 2009	$0.71 M ▲ 97.2%
2009 Revenue Guidance	$70 M

Telestone's Business in Telecom Industry





Information Consumers
Terminal Products Sector
(Handset/telephone/computer/TV, etc)
Access Network Sector
(Wireless coverage, IP data access, CATV network)
Core Network
(Backbone Network)

We provide access network solutions for carriers to reach their customers

Key Market Drivers in Access Network






1 Increasing in # of information consumers

- Growing number of Mobile users and Data Users worldwide. 700 million mobile users in China vs. 255 million in the U.S. 20%+ CAGR since 2005 and 18.1% YOY subscriber growth for Q1 2009 Source: www.miit.gov.cn
- Increasing demand in network coverage leads to higher investment in access network

2 Emerging information service products

- More products & applications that need be delivered or transmitted
- The above are driving the upgrades of 3G network and broadband fixed line network. Example: in China, budget of $41 billion in 3G upgrade in next two years with $22 billion for 2009 alone Source: www.cnii.com.cn

3 Driven by Unification network

- Carriers focus on network building cost, because of uncertainty in return on investment
- Unification network is the only way to resolve the issue, but core network unification is very complex and a long process. Property owner non-supportive in many cases
- ***Unification access network provides the right solution for both carriers and property owners.***

Merger of Three Networks into One

- The State Council issued a directive to accelerate the Merger of 3 Networks (Telecommunications, TV & Radio Broadcasting and Internet) into One with a 5-year plan and supporting policies
- Huge market opportunities opening up for the players in the information network industry
- Government and industry spending likely to accelerate follow the policy directive
- Dozens of the companies in the sector trading in the Chinese stock exchanges had trading halts (10% price moves) or significant price appreciations after the announcement of the directive
- Telestone anticipated such policy moves and has positioned its technologies strategically to benefit such moves – Unification Network Solution

Telestone's Integrated Operations


Access Solutions
Telestone
Equipment Design and Manufacturing
System Engineering

R&D and Production Center






Research and Development

- ❖ Over 100 R&D specialists, some nationally-renowned experts in telecommunications
- ❖ All have bachelor's degree, 40% have master's degree or above
- ❖ 13 patents received, 17 in later stages of approval, 22 in application process (29 in technology innovations, 20 in products, 3 in design and process techniques, total of 52)
- ❖ Increasing R&D expenditures









Production

- ❖ 65,000 sq. feet
- ❖ Over 100 employees
- ❖ 60 engineers: 20 focused on solutions and 40 on products
- ❖ 11 production lines
- ❖ Qualified ISO 9001:2000 certification
- ❖ **Production Capacity: Over $90 Million/Year**

Products and Services






- IP rights for over 400 products in 8 categories
- Hardware products include; repeaters, antennas, amplifiers, boosters, microwave products and accessories for current 2G network installations.
- Services include; project design and manufacturing, installation and maintenance
- 26 branches in China provide on-site project implementation and client services


总装线










New Patented Technology: WFDS™






- WFDS™ (Wireless Fiber-Optic Distribution System) is a new proprietary technology developed by Telestone
- Only technology of its kind in China and is expected to become the industry standard
- Approved by the US FCC in September of 2009
- Utilizes fiber optics and other system components to provide a comprehensive access solution for:
  - 2G/3G wireless signal coverage
  - High-speed Internet
  - TV programming
  - Other video, audio and data
- “Multiple play” capabilities address domestic and international demand.
- Low-cost, versatile, scalable, quickly-installed, centrally- managed and easily-maintained, 4G and forward compatible
- Generates higher project revenues and margins
- 43 WFDS™ installations to date as of January 2010.

Advantage of WFDS™ Technology

Traditional Multi-Line User Access


WIFI
Internet

Each information service system builds own
Independent user access

New, Integrated Access


监控
无线通信业务
宽带固话
WIFI
Internet
电视

Build one set of network to access all
information services

Telestone

Sample Project





Anhui Wangcheng Building

- The total area is 45,000 square meters and located in a dense area which is covered by many BTS and surrounded with lower buildings
- **Telestone utilized unique WFDS™ system to provide access coverage to the building**

Project Process

1. Local office awarded project
2. Submit project plan and budget for HQ approval
3. Manufacturing of system components at HQ and shipping to the site
4. Installation of the system on site
5. Client inspection, sign-off for acceptance, and Telestone invoicing
6. 24-month warranty and maintenance

Typical Project Implementation Time:

6 - 9 months

Project Revenue Range:

$20,000 to $500,000

Typical Project Cycle & Contract Payment

At Start: 10%

↓

Mid-term:

60% at 6 months

↓

Accepted:

20% at 9 months
(Invoicing 100%)

↓

Warranty Period

10% at 24 months

FY2008 Revenue Breakdown



47.7%
42.0%
1.2%
6.0%
3.2%
China Mobile
China Unicom
China Netcom*
China Telecom
Others

*China Netcom merged with China Unicom in December 2008.

Global Presence and International Expansion Opportunities









China

- Offices In 26 provinces and cities in China
- 1,000 employees in 26 offices dedicated to marketing, designing and engineering the solutions



Map of China
Locations of provinces, autonomous regions and municipalities.
Xinjiang
Gansu
Tibet
Sichuan
Chongqing
Guizhou
Yunnan
Guangxi
Guangdong
Hong Kong
Hubei
Hunan
Jiangsu
Shanghai
Taiwan
BEIJING
Liaoning
Islands of South China Sea
Islands of South China Sea

Overseas Branches

America
Africa
CIS
Vietnam

Sales Reps

South East Asia
South Asia
Latin America
Middle East
Europe

- ❖ Currently, Telestone generates less than 5% of its revenue from sources outside China. Expected to grow to 30% by 2011

International Customers



MTC

Beeline

ComClark

telcel
Digital PCS

Sprint

T-Mobile

vivo

Claro

TIM
Vivere senza confini

XL

indosat
the future is here

Telefonica

Core Competencies and Growth Strategies



- Invest in R&D to maintain competitive edge
- Focus on the future of the technology and industry development
- Build WFDS technology product portfolio and applications
- Solution provider, not just equipment manufacturer

Extend 2G network services in International markets such as Southeast Asia, Africa and the Middle East

Consolidate relationships with the Big 3 by providing technically advanced products and infrastructure solutions for $70 B 3G upgrade

Capitalize on new proprietary WFDS™ technology which revolutionizes the information services access market

Statement of Operations



Income Statement ($ in thousands)	Q3 2009	Q3 2008	Increase/ (Decrease)	2008	2007	Increase/ (Decrease)
Revenues	18,891	8,407	124.7%	35,329	33,578	5.2%
Cost of revenues	9,977	4,465	123.4%	17,133	16,534	3.6%
Gross profit	8,914	3,942	126.2%	18,196	17,044	6.8%
Gross profit margin	47.2%	46.9%	6.4%	51.5%	50.8%	1.4%
SG&A, and finance costs	3,189	2,001	59.4%	9,252	9,635	(4.0%)
Profit before income tax	5,551	1,517	265.9%	8,823	8,036	9.8%
Income tax expense	(1,308)	(395)	231.1%	(1,774)	(1,998)	(11.2%)
Net income	4,243	1,122	278.2%	7,049	6,038	16.7%
Net profit margin	22.5%	13.3%	69.2%	20.0%	18.0%	11.1%

Summary Balance Sheet






Balance Sheet ($ in thousands)	9/30/09	12/31/08
Assets		
Cash and cash equivalents	5,288	7,866
Accounts receivable	59,208	62,136
Inventory	6,930	7,843
Total current assets	**74,956**	**83,370**
Long Term Accounts Receivable	18,774	-
Property and equipment, net	1,162	1,050
Intangibles, net	3,119	3,119
Total assets	**98,011**	**87,539**
Liabilities & Shareholders' Equity		
Total Current Liabilities	38,114	35,108
Total Stockholders' Equity	**59,897**	**52,431**
Total Liabilities & Equity	**98,011**	**87,539**

Revenue and Net Profit Growth


$US Millions
$75
$50
$25
$0
$21.7
$4.6
$33.6
$6.0
$35.3
$7.1
$70.0
Guidance to double
Revenue YOY in 2009
2006
2007
2008
2009
Revenue
Net Income

Telestone Comps






Company Name	Exchange	Ticker	Share Price (2/1/10)	Market Cap ($ in million)	'08 Revenue ($ in million)	'08 Net Profit Margin	P/E (ttm)
Comba Telecom	Hong Kong	2342	HK$8.35	HK$9,140	HK$2,525	9.2%	38.8x
Centron Telecom	Hong Kong	1155	HK$2.31	HK$1,660	HK$928	14.4%	12.4x
China GrenTech	NASDAQ (ADR)	GRRF	$3.30	$338	$144	(14.9.%)	N/A
WPCS International	NASDAQ	WPCS	$3.05	$21	$107	1.56%	18.3x
Telestone	**NASDAQ**	**TSTC**	**$14.36**	**$149**	**$35.3**	**19.6%**	**14.3x**

Telestone

Management Team






- **Han Daqing:** President and Chairman of the Board of Directors

  Mr. Han has served as a member of the Board of Directors of Telestone since its inception in October, 1997 and was named CEO in January, 2002. From 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a Bachelors degree in Computer Engineering and a Masters degree in Digital Communication Engineering, both from the Xi'an University of Electronic Science & Technology. In addition, Mr. Han holds a Masters of Business Administration from CITY University.

- **Li Hong**: Chief Financial Officer

  Ms. Li joined Telestone in Nov. 2008.On May, 11, 2009, Ms. Li was appointed the CFO of the Company. Ms. Li brings over 13 years of senior management experience in accounting, auditing, financial analysis and reporting for both public and private companies in China. From January 2002 to June 2008, Ms. Li served as the Chief Financial Officer at Beijing Suburb Telecommunication Industry Co., Ltd.. Ms. Li holds a Master's degree in Accounting from Central University of Finance and Economics, China and a Bachelor's degree in Accounting from Hefei Economics and Technology University, China.

- **Yong Shiqin:** Chief Operating Officer

  From 4/1992, Mr. Yong served as the general engineer at China National Software & Service Co., Ltd. Successively from 6/1996 to 7/2006 Mr. Yong served as the general manager at Beijing Resoft Computer System Engineering Co. Ltd, Resoft IT Co.Ltd and Beijing Zhaobo Software Co. Ltd. Before joining Telestone in 12/2008, Mr. Yong served as the consultant of Beijing Tongyuehui Consulting Co. Ltd from 2006 to 2008. Mr. Yong holds a Master's degree in artificial intelligence expert systems from Northern Jiaotong University and a Bachelor's degree in Computer Application from Xi'an University of Electronic Science & Technology.

- **Wang Jianjun :** Vice President

  Mr. Wang joined Telestone in November, 2001. From 1997 to 2001, Mr. Wang was a Technology Representative for LPG Allgon Co. in its Beijing Office. Mr. Wang holds a Bachelor's degree in Communication Engineering and a Masters degree in Communication and Electronic Systems, both from Xi'an University of Electronic Science & Technology.

Investment Summary






- Provider of access solutions to China’s Big 3 Wireless Carriers
- Services a broad geographic footprint throughout China
- Growth from massive government-sponsored 3-G network build-out
- Focus on R&D to keep industry leadership position and high margins
- **New WFDS™ technology provides higher margin revenues, leads competitors, serves “beyond mobile” market and can quickly expand**
- Trading at a considerable discount to industry peers
- Telecommunication expertise amongst management team and staff
- International markets growth opportunities

Contact Us






Company:
Mr. Ren Hu
Board Secretary
Tel: (201) 887-0415
email: huren@telestone.com

Investor Relations:
Mr. John Mattio
HC International
Tel: (203) 616-5144
email: john.mattio@hcinternational.net

Auditor: Mazars, CPA Limited
Legal: Cadwalader, Wickersham & Taft LLP